Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 2, 2014, is by and among LEHIGH GAS PARTNERS LP, a Delaware limited partnership (the “Borrower”), the Material Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party hereto and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 4, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 New Definitions. The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean July 2, 2014.

1.2 Amendment to Section 5.9(a). Section 5.9(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Total Leverage Ratio. The Total Leverage Ratio, calculated as of the last day of each fiscal quarter or as of any other date on a Pro Forma Basis, shall be less than or equal to the following:

 Period Ratio

Closing Date through and including March 31, 2014 4.50 to 1.00
April 1, 2014 through and including September 30, 2014 5.50 to 1.00
October 1, 2014 through and including December 31, 2014 5.00 to 1.00
January 1, 2015 and thereafter 4.50 to 1.00

Notwithstanding the foregoing to the contrary, (i) if an offering of Equity Interests in the Borrower (other than Equity Interests issued or granted to employees of the Borrower or any of its Affiliates) occurs after the First Amendment Effective Date but prior to December 31, 2014, the Total Leverage Ratio shall not exceed 4.50 to 1.00 for the fiscal quarter ending December 31, 2014 and (ii) the Total Leverage Ratio shall not exceed 5.00:1.00 from and after (x) the last day of the fiscal quarter in which a Material Acquisition occurs to and including the last day of the second full fiscal quarter following the fiscal quarter in which such Material Acquisition occurred and (y) the date on which the Borrower or any Credit Party issues Qualified Senior Notes in an aggregate principal amount (when combined with all other Qualified Senior Notes previously or concurrently issued) that equals or exceeds $175,000,000 in the aggregate.

1.3 Amendment to Section 5.16(e). Section 5.16(e) of the Credit Agreement is hereby amended by adding the following new clause (vi) to the end of such subsection as follows:

(vi) Within forty-five (45) days after the First Amendment Effective Date or such longer period of time as agreed to in writing by the Administrative Agent in its sole discretion), the Administrative Agent shall have received owner’s title policies with respect to each of the properties set forth on Schedule 5.16(e), in each case, in form and substance satisfactory to the Administrative Agent.

1.4 Amendment to Schedules. A new Schedule 5.16(e) is hereby added to the Credit Agreement in the form attached hereto as Exhibit A:

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b) Default. Both before and after giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses.

(i) The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes this Amendment on or before Amendment Effective Date (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 7.5 basis points on the aggregate Revolving Commitments of such Consenting Lender (prior to giving effect to this Amendment).

(ii) The Administrative Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Amendment shall not (a) be construed as a waiver of any breach, Default or Event of Default, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Documents, except as specifically modified by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Documents, or (d) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) Both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:

LEHIGH GAS PARTNERS LP, a Delaware limited partnership

By: Lehigh Gas GP LLC, its general partner

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: President

GUARANTORS:

LGP OPERATIONS LLC, a Delaware limited liability company

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: Vice President

LEHIGH GAS WHOLESALE LLC,
a Delaware limited liability company

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: Vice President

LEHIGH GAS WHOLESALE SERVICES,
INC., a Delaware corporation

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: Vice President

LGP REALTY HOLDINGS LP,
a Delaware limited partnership

By: LGP Realty Holding GP LLC, its general partner

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: Vice President

EXPRESS LANE, INC., a Florida corporation

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: Vice President

LGP REALTY HOLDING GP LLC,
a Delaware limited liability company

By: /s/ David F. Hrinak
Name: David F. Hrinak
Title: Vice President

ADMINISTRATIVE AGENT:

CITIZENS BANK OF PENNSYLVANIA, as Lender
and as Administrative Agent on behalf of the Lenders

By:/s/ Michael Puleo
Name: Michael Puleo
Title: Assistant Vice President

LENDER:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:/s/ John K. Dravenstott
Name: John K. Dravenstott
Title: Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Stephen Leon
Name: Stephen Leon
Title: Managing Director

LENDER:

BANK OF AMERICA, N.A.,
as a Lender

By:/s/ Andrew Richards
Name: Andrew Richards
Title: SVP

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By:/s/ John A. Kintzer
Name: John A. Kintzer
Title: VP

LENDER:

ROYAL BANK OF CANADA,
as a Lender

By:/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

LENDER:

SANTANDER BANK, N.A.,
as a Lender

By:/s/ Francis D. Phillips
Name: Francis D. Phillips
Title: Senior Vice President

LENDER:

PEOPLE’S UNITED BANK,
as a Lender

By:/s/ David Denlinger
Name: David Denlinger
Title: Senior Vice President

LENDER:

RAYMOND JAMES BANK, N.A.,
as a Lender

By:/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

LENDER:

BARCLAYS BANK PLC,
as a Lender

By:/s/ May Huang
Name: May Huang
Title: Assistant Vice President

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Nancy McIver
Name: Nancy McIver
Title: Senior Vice President

LENDER:

FIRST NIAGARA BANK N.A.,
as a Lender

By: /s/ Kenneth E. Remick
Name: Kenneth E. Remick
Title: VP, Corporate Banking

LENDER:

CADENCE BANK, N.A.,
as a Lender

By:/s/ Mike Ross
Name: Mike Ross
Title: Executive Vice President

LENDER:

LAFAYETTE AMBASSADOR BANK,
as a Lender

By:/s/ Lauren Tarola
Name: Lauren Tarola
Title: Vice President

LENDER:

FIRST TENNESSEE BANK, N.A.,
as a Lender

By: /s/ Keith A. Sherman
Name: Keith A. Sherman
Title: Senior Vice President